CONSOLIDATED STATEMENT OF PROFIT OR LOSS - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED STATEMENT OF PROFIT OR LOSS
Research and development expenses, net	€ (16,034)	€ (19,665)	€ (9,921)
General and administrative expenses	(7,237)	(7,150)	(4,021)
Operating loss	(23,272)	(26,815)	(13,942)
Financial expenses	(2,564)	(2,517)	(1,531)
Financial income	983	24	34
Change in fair value of financial instruments	637	(1,856)	(10,080)
Net financial expense	(944)	(4,349)	(11,575)
Loss before taxes	(24,216)	(31,164)	(25,517)
Net loss	(24,216)	(31,164)	(25,517)
Attributable to shareholders of Biophytis	€ (24,216)	(31,163)	€ (25,517)
Non-controlling interests		€ (1)
Basic and diluted weighted average number of shares outstanding	174,839,276	118,282,679	59,974,486
Diluted weighted average number of shares outstanding	174,839,276	118,282,679	59,974,486
Basic loss per share (Euro/share)	€ (0.14)	€ (0.26)	€ (0.43)
Diluted loss per share (Euro/share)	€ (0.14)	€ (0.26)	€ (0.43)